SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                    Filed pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                                January 12, 1999
                         Date of Earliest Event Reported



                                 COMDISCO, INC.
                            (a Delaware Corporation)
                              6111 North River Road
                            Rosemont, Illinois 60018
                            Telephone (847) 698-3000
                          Commission file number 1-7725
                I.R.S. Employer Identification Number 36-2687938







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Item 5   Other Events

     On January 12, 1999, the Company reported that its Board of Directors named Nicholas K. Pontikes as President and Chief Executive Officer. He succeeds Jack Slevin, 62, who has led Comdisco for the past five years, guiding the company through its transition to a technology services company. Pontikes, 34, has been a member of the board since 1993 and has been serving as president and chief operating officer. Slevin has retired as chief executive and resigns as chairman and a member of the board of directors. The position of chairman remains unfilled at this time.

Item 7   Financial Statements and Exhibits

(c)      Exhibits

99.1     Press Release Announcing Nicholas K. Pontikes as New Chief Executive
         Officer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                                              COMDISCO, INC.



Date: January 14, 1999                                by:     /s/John J. Vosicky
                                                              ------------------
                                                                John J. Vosicy
                                                        Executive Vice President
                                                     and Chief Financial Officer


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